Exhibit 99

[GOLDMAN SACHS LOGO]


                                 GSAMP 2002-WF 1
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.




-----------------------------------------------------------------------------------------------------------------------------------
Pg    Pool Classification                             Loans       Sched Balance     Curr WAC     Am WAM     St  WAM     Per  Cap
-----------------------------------------------------------------------------------------------------------------------------------
0001  All Loans                                       3,669      $473,841,259.53      8.777      351.85      340.47      1.002
-----------------------------------------------------------------------------------------------------------------------------------
***  TOTALS ***                                       3,669      $473,841,259.53
-----------------------------------------------------------------------------------------------------------------------------------








Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]  All Loans           All Loans


-----------------------------------------------------------------------------------------------------------------------------
Loans       Sched Balance      Curr  WAC      Orig WAM        Am WAM        St WAM      Per Cap      Life Ca       Maxrate
-----------------------------------------------------------------------------------------------------------------------------
3,669      $473,841,259.53       8.777         342.99         351.85        340.47       1.002        6.000         14.974
-----------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
----------------------------------------------------------------
Loans        MTR     Margin     OLTV       CLTV        FICO
----------------------------------------------------------------
3,669        23.00    6.224     78.96      78.81       609.978
----------------------------------------------------------------



-----------------------     ----------------------------     ---------------------    ---------------------    ---------------------
Current Rate                Principal Balance                Orig Term                Term                     AM WAM
-----------------------     ----------------------------     ---------------------    ---------------------    ---------------------
 5.50- 5.99%      0.66      $0 - $25,000            0.30     121 - 180 Mths   9.45    121 - 180 Mths   9.45    121 - 180 Mths  2.85
 6.00- 6.49%      1.06      $25,001 - $50,000       3.10     301 - 360 Mths  90.55    301 - 360 Mths  90.55    181 - 240 Mths  0.06
 6.50- 6.99%      7.86      $50,001 - $75,000       8.74                                                       241 - 300 Mths  0.06
 7.00- 7.49%      8.75      $75,001 - $100,000     10.35                                                       301 - 360 Mths 97.02
 7.50- 7.99%     17.11      $100,001 - $125,000    11.68
 8.00- 8.49%     10.29      $125,001 - $150,000    10.86
 8.50- 8.99%     16.42      $150,001 - $175,000    10.04
 9.00- 9.49%      7.74      $175,001 - $200,000    10.23
 9.50- 9.99%     10.85      $200,001 - $225,000     7.39
10.00-10.49%      4.71      $225,001 - $250,000     5.58
10.50-10.99%      6.20      $250,001 - $275,000     4.49
11.00-11.49%      2.73      $275,001 - $350,000     9.22
11.50-11.99%      3.33      $350,001 - $450,000     6.21
12.00-12.49%      0.97      $450,001 - $550,000     1.55
12.50-12.99%      1.12      $550,001 - $650,000     0.26
13.00-13.49%      0.11
13.50-13.99%      0.09
-----------------------     ----------------------------     ---------------------    ---------------------    ---------------------



---------------------     --------------------    ------------------------      ---------------------    -------------------------
Geography                 City                    Property Type                 Occupancy                 Purpose
---------------------     --------------------    ------------------------      ---------------------    -------------------------
California      24.76     PHOENIX        0.91     Single Family       90.45     Primary         97.81     Cash Out      48.42
Colorado         5.66     CHICAGO        0.75     Condo                3.98     Investment       1.48     Purchase      40.77
Texas            4.84     SAN JOSE       0.72     PUD                  2.48     Secondary        0.70     Refinanc      10.81
Minnesota        4.75     SAN DIEG       0.68     MultiFamily          2.13
Florida          4.45     FAIRFIEL       0.65                          0.96
Ohio             4.18     DENVER         0.63
Washington       2.99     COLUMBUS       0.61
Arizona          2.96     LAS VEGA       0.55
Michigan         2.84     LOS ANGE       0.54
Maryland         2.80     FONTANA        0.51
*More*          39.76     *More*        93.46
---------------------     --------------------    ------------------------      ---------------------    -------------------------

TABLE (CONTINUED)
---------------------       --------------------      -----------------------
Geography                   Orig LTV                  Curr LTV
---------------------       --------------------      -----------------------
California      24.76       0.01-50.00      3.07      0.01-50.00       3.09
Colorado         5.66       50.01-60.0      3.30      50.01-60.0       3.37
Texas            4.84       60.01-70.0     13.00      60.01-70.0      12.96
Minnesota        4.75       70.01-75.0     11.73      70.01-75.0      11.73
Florida          4.45       75.01-80.0     29.88      75.01-80.0      29.83
Ohio             4.18       80.01-85.0     14.83      80.01-85.0      14.87
Washington       2.99       85.01-90.0     16.45      85.01-90.0      16.45
Arizona          2.96       90.01-95.0      7.74      90.01-95.0       7.70
Michigan         2.84
Maryland         2.80
*More*          39.76
---------------------       --------------------      -----------------------



------------------------          -------------------------           -------------------------         --------------------------
FICO                              PMI                                 Doc                               Years  of Prepay
------------------------          -------------------------           -------------------------         --------------------------
Missing             0.84          LTV<80              60.98           Full Doc            74.99         0.000             7.43
400-519             6.57          Amerin              13.27           Stated              17.69         1.000             0.55
520-559            14.84          PMI                 13.25           24 Mo. Bank Stmt.    5.85         2.000            56.05
560-579            11.51          MGIC                12.40           6 Mo. Bank Stmt      1.47         3.000            21.50
580-619            25.95          LTV>80, NO MI        0.10                                             5.000            14.47
620-649            16.11
650-699            15.00
700-749             6.66
750-799             2.35
800+                0.17
------------------------          -------------------------           -------------------------         --------------------------



---------------------        -------------         ------------     -------------------------------     -------------------------
Margins                      Per Rate Cap          Life Adj Cap     Amort                               Life Rate Cap
---------------------        -------------         ------------     -------------------------------     -------------------------
Missing         22.77                22.77                22.77     2yr/6month LIBOR ARM      67.04     Missing             22.77
 3.01-4.00       0.52        1.00    77.10         6.00   77.23     Fixed 30 Yr               13.33     11.01-12.00%         0.22
 4.01-5.00      15.80        2.00     0.13                          3yr/6month LIBOR ARM      10.05     12.01-13.00%         4.93
 5.01-6.00      22.98                                               15/30 Balloon              6.59     13.01-14.00%        17.89
 6.01-7.00      18.43                                               Fixed 15 Yr                2.85     14.01-15.00%        21.24
 7.01-8.00      11.54                                               1 YR CMT ARM               0.13     15.01-16.00%        16.27
 8.01-9.00       5.76                                                                                   16.01-17.00%        9.70
 9.01-10.0       2.13                                                                                   17.01-18.00%        5.32
10.01-11.0       0.07                                                                                   18.01-19.00%        1.56
                                                                                                        19.01-20.00%        0.10
---------------------        -------------         ------------     -------------------------------     -------------------------

TABLE (CONTINUED)
---------------------         -------------------       -----------------------
Margins                       MTR                       Arm Index
---------------------         -------------------       -----------------------
Missing         22.77         Missing       22.77       6 Month LIBOR     77.10
 3.01-4.00       0.52         4              0.01                         22.77
 4.01-5.00      15.80         9              0.09       1 YR CMT           0.13
 5.01-6.00      22.98         10             0.04
 6.01-7.00      18.43         13-24         67.04
 7.01-8.00      11.54         25-36         10.05
 8.01-9.00       5.76
 9.01-10.0       2.13
10.01-11.0       0.07

---------------------         -------------------       -----------------------




Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]


                                 GSAMP 2002-WF 1
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.


----------------------------------------------------------------------------------------------------------------------------
Pg Pool Classification             Loans          Sched Balance       Curr WAC        Am WAM       St WAM       Per Cap
-----------------------------------------------------------------------------------------------------------------------------
0001 CONFORMING                    2,726        $330,041,817.15        8.787          353.16       347.71        1.001
0002 NON CONFORMING                  943        $143,799,442.38        8.753          348.85       323.85        1.003
-----------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                     3,669        $473,841,259.53
-----------------------------------------------------------------------------------------------------------------------------










Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]  Jumbo              CONFORMING


-----------------------------------------------------------------------------------------------------------------------------
Loans       Sched Balance      Curr  WAC      Orig WAM        Am WAM        St WAM      Per Cap      Life Ca       Maxrate
-----------------------------------------------------------------------------------------------------------------------------
2,726      $330,041,817.15       8.787         350.18         353.16        347.71       1.001        6.000         14.828
-----------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
----------------------------------------------------------------
Loans        MTR       Margin     OLTV       CLTV       FICO
----------------------------------------------------------------
2,726       23.13      6.094      79.46      79.31     608.554
----------------------------------------------------------------



-----------------------    ----------------------------     ---------------------    ---------------------    ----------------------
Current Rate               Principal Balance                Orig Term                Term                     AM WAM
-----------------------    ----------------------------     ---------------------    ---------------------    ----------------------
5.50- 5.99%      0.21      $0 - $25,000            0.29     121 - 180 Mths   5.45    121 - 180 Mths   5.45    121 - 180 Mths    2.13
6.00- 6.49%      0.63      $25,001 - $50,000       3.29     301 - 360 Mths  94.55    301 - 360 Mths  94.55    181 - 240 Mths    0.09
6.50- 6.99%      5.75      $50,001 - $75,000       8.90                                                       241 - 300 Mths    0.05
7.00- 7.49%      7.93      $75,001 - $100,000     10.98                                                       301 - 360 Mths   97.74
7.50- 7.99%     16.72      $100,001 - $125,000    13.59
8.00- 8.49%     10.90      $125,001 - $150,000    13.13
8.50- 8.99%     17.95      $150,001 - $175,000    12.23
9.00- 9.49%      9.37      $175,001 - $200,000    12.21
9.50- 9.99%     12.59      $200,001 - $225,000     8.43
10.00-10.49%     5.99      $225,001 - $250,000     6.86
10.50-10.99%     8.11      $250,001 - $275,000     5.42
11.00-11.49%     3.07      $275,001 - $350,000     4.68
11.50-11.99%     0.27
12.00-12.49%     0.17
12.50-12.99%     0.30
13.00-13.49%     0.03
13.50-13.99%     0.01
-----------------------    ----------------------------     ---------------------    ---------------------    ----------------------



-------------------     ------------------     ---------------------      -------------------     --------------------
Geography               City                   Property Type              Occupancy               Purpose
-------------------     ------------------     ---------------------      -------------------     --------------------
California    21.45     CHICAGO       1.00     Single Family   90.13      Primary       97.40     Cash Out     47.08
Minnesota      5.47     PHOENIX       0.94     Condo            4.26      Investment     1.83     Purchase     42.89
Colorado       5.39     DENVER        0.88     MultiFamily      2.77      Secondary      0.77     Refinanc     10.03
Florida        4.77     FONTANA       0.69     PUD              2.06
Texas          4.71     SAN DIEG      0.66                      0.78
Arizona        3.23     STOCKTON      0.65
Michigan       3.23     SACRAMEN      0.62
Illinois       3.10     FAIRFIEL      0.61
Pennsylvani    3.07     ROSEVILL      0.59
Washington     3.04     HEMET         0.59
*More*        42.54     *More*       92.78
-------------------     ------------------     ---------------------      -------------------     --------------------

TABLE (CONTINUED)
---------------------       -------------------       -----------------
Geography                   Orig LTV                  Curr LTV
---------------------       -------------------       -----------------
California    21.45         0.01-50.00     2.99      0.01-50.00    2.99
Minnesota      5.47         50.01-60.0     3.18      50.01-60.0    3.20
Colorado       5.39         60.01-70.0    11.16      60.01-70.0   11.21
Florida        4.77         70.01-75.0    12.09      70.01-75.0   12.06
Texas          4.71         75.01-80.0    30.31      75.01-80.0   30.29
Arizona        3.23         80.01-85.0    14.16      80.01-85.0   14.22
Michigan       3.23         85.01-90.0    17.49      85.01-90.0   17.49
Illinois       3.10         90.01-95.0     8.62      90.01-95.0    8.55
Pennsylvani    3.07
Washington     3.04
*More*        42.54
---------------------       -------------------       -----------------



--------------------            ---------------------------           -------------------------         --------------------------
FICO                            PMI                                   Doc                               Years  of Prepay
--------------------            ---------------------------           -------------------------         --------------------------
Missing         0.85            LTV<80               59.74            Full Doc             75.59        0.000          8.44
400-519         5.27            PMI                  14.30            Stated               19.08        1.000          0.42
520-559        16.11            Amerin               13.70            24 Mo. Bank Stmt.     4.04        2.000         65.87
560-579        12.05            MGIC                 12.12            6 Mo. Bank Stmt       1.29        3.000         25.27
580-619        26.60            LTV>80, NO MI         0.14
620-649        17.10
650-699        13.73
700-749         6.06
750-799         2.02
800+            0.19
------------------------          -------------------------           -------------------------         --------------------------



---------------------        -------------         ------------     -------------------------------     -------------------------
Margins                      Per Rate Cap          Life Adj Cap     Amort                               Life Rate Cap
---------------------        -------------         ------------     -------------------------------     -------------------------
Missing         14.22                14.22                14.22     2yr/6month LIBOR ARM      74.04     Missing           14.22
3.01-4.00        0.61        1.00    85.66         6.00   85.78     3yr/6month LIBOR ARM      11.62     11.01-12.00%       0.15
4.01-5.00       18.11        2.00     0.12                          Fixed 30 Yr                8.77     12.01-13.00%       5.58
5.01-6.00       26.55                                               15/30 Balloon              3.32     13.01-14.00%      20.33
6.01-7.00       21.87                                               Fixed 15 Yr                2.13     14.01-15.00%      24.56
7.01-8.00       14.10                                               1 YR CMT ARM               0.12     15.01-16.00%      19.78
8.01-9.00        3.89                                                                                   16.01-17.00%      12.87
9.01-10.0        0.66                                                                                   17.01-18.00%       2.51
---------------------        -------------         ------------     -------------------------------     -------------------------

TABLE (CONTINUED)
---------------------         -------------------       -----------------------
Margins                       MTR                       Arm Index
---------------------         -------------------       -----------------------
Missing         14.22         Missing       14.22       6 Month LIBOR     85.66
3.01-4.00        0.61         9              0.06                         14.22
4.01-5.00       18.11         10             0.06       1 YR CMT           0.12
5.01-6.00       26.55         13-24         74.04
6.01-7.00       21.87         25-36         11.62
7.01-8.00       14.10
8.01-9.00        3.89
9.01-10.0        0.66
---------------------         -------------------       -----------------------



Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]  Jumbo             NON CONFORMING


-----------------------------------------------------------------------------------------------------------------------------
Loans      Sched Balance         Curr WAC      Orig WAM        Am WAM        St WAM      Per Cap      Life Ca       Maxrate
-----------------------------------------------------------------------------------------------------------------------------
943        $143,799,442.38       8.753         326.49          348.85        323.85      1.003        6.000         15.473
-----------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
----------------------------------------------------------------
Loans         MTR        Margin     OLTV       CLTV       FICO
----------------------------------------------------------------
943          22.58       6.671      77.83      77.67     613.244
----------------------------------------------------------------



-----------------------    ----------------------------     ---------------------    ---------------------    ----------------------
Current Rate               Principal Balance                Orig Term                Term                     AM WAM
-----------------------    ----------------------------     ---------------------    ---------------------    ----------------------
 5.50- 5.99%       1.70    $0 - $25,000            0.31     121 - 180 Mths  18.62    121 - 180 Mths  18.62    121 - 180 Mths    4.52
 6.00- 6.49%       2.06    $25,001 - $50,000       2.66     301 - 360 Mths  81.38    301 - 360 Mths  81.38    241 - 300 Mths    0.10
 6.50- 6.99%      12.69    $50,001 - $75,000       8.38                                                       301 - 360 Mths   95.38
 7.00- 7.49%      10.64    $75,001 - $100,000      8.92
 7.50- 7.99%      17.99    $100,001 - $125,000     7.30
 8.00- 8.49%       8.90    $125,001 - $150,000     5.65
 8.50- 8.99%      12.89    $150,001 - $175,000     5.00
 9.00- 9.49%       4.00    $175,001 - $200,000     5.71
 9.50- 9.99%       6.87    $200,001 - $225,000     5.03
10.00-10.49%       1.79    $225,001 - $250,000     2.65
10.50-10.99%       1.83    $250,001 - $275,000     2.35
11.00-11.49%       1.95    $275,001 - $350,000    19.65
11.50-11.99%      10.35    $350,001 - $450,000    20.45
12.00-12.49%       2.79    $450,001 - $550,000     5.09
12.50-12.99%       2.99    $550,001 - $650,000     0.85
13.00-13.49%       0.29
13.50-13.99%       0.27
-----------------------    ----------------------------     ---------------------    ---------------------    ----------------------



-------------------     ------------------     ---------------------      -------------------     --------------------
Geography               City                   Property Type              Occupancy               Purpose
-------------------     ------------------     ---------------------      -------------------     --------------------
California    32.35     SAN JOSE       1.82     Single Family  91.19      Primary       98.75     Cash Out      51.50
Ohio          11.05     COLUMBUS       1.52     PUD             3.45      Investment     0.69     Purchase      35.88
Colorado       6.28     LOS ANGE       0.98     Condo           3.32      Secondary      0.56     Refinanc      12.62
Texas          5.14     MEMPHIS        0.89                     1.38
Florida        3.73     LONG BEA       0.83     MultiFamily     0.67
Minnesota      3.10     PHOENIX        0.83
Washington     2.89     COLORADO       0.80
Arizona        2.33     BOULDER        0.78
Maryland       2.33     FAIRFIEL       0.73
Michigan       1.94     SAN FRAN       0.72
*More*        28.86     *More*        90.10
-------------------     ------------------     ---------------------      -------------------     --------------------


TABLE (CONTINUED)
---------------------       -------------------       -----------------
Geography                   Orig LTV                  Curr LTV
---------------------       -------------------       -----------------
California    32.35        0.01-50.00     3.25      0.01-50.00       3.32
Ohio          11.05        50.01-60.0     3.57      50.01-60.0       3.76
Colorado       6.28        60.01-70.0    17.22      60.01-70.0      16.98
Texas          5.14        70.01-75.0    10.89      70.01-75.0      10.98
Florida        3.73        75.01-80.0    28.89      75.01-80.0      28.79
Minnesota      3.10        80.01-85.0    16.36      80.01-85.0      16.36
Washington     2.89        85.01-90.0    14.07      85.01-90.0      14.07
Arizona        2.33        90.01-95.0     5.74      90.01-95.0       5.74
Maryland       2.33
Michigan       1.94
*More*        28.86
---------------------       -------------------       -----------------



--------------------           ---------------------------           -------------------------         --------------------------
FICO                           PMI                                   Doc                               Years  of Prepay
--------------------           ---------------------------           -------------------------         --------------------------
Missing        0.82            LTV<80                63.82           Full Doc             73.63         0.000             5.10
400-519        9.54            MGIC                  13.05           Stated               14.50         1.000             0.86
520-559       11.95            Amerin                12.27           24 Mo. Bank Stmt.    10.02         2.000            33.52
560-579       10.26            PMI                   10.85           6 Mo. Bank Stmt       1.86         3.000            12.85
580-619       24.47                                                                                     5.000            47.67
620-649       13.83
650-699       17.90
700-749        8.03
750-799        3.10
800+           0.10
--------------------           ---------------------------           -------------------------         --------------------------



---------------------        -------------         ------------     -------------------------------     -------------------------
Margins                      Per Rate Cap          Life Adj Cap     Amort                               Life Rate Cap
---------------------        -------------         ------------     -------------------------------     -------------------------
 Missing        42.41                42.41                42.41     2yr/6month LIBOR ARM      51.00     Missing             42.41
 3.01-4.00       0.31        1.00    57.45         6.00   57.59     Fixed 30 Yr               23.79     11.01-12.00%         0.38
 4.01-5.00      10.50        2.00     0.15                          15/30 Balloon             14.10     12.01-13.00%         3.43
 5.01-6.00      14.79                                               3yr/6month LIBOR ARM       6.45     13.01-14.00%        12.31
 6.01-7.00      10.52                                               Fixed 15 Yr                4.52     14.01-15.00%        13.62
 7.01-8.00       5.68                                               1 YR CMT ARM               0.15     15.01-16.00%         8.22
 8.01-9.00      10.06                                                                                   16.01-17.00%         2.42
 9.01-10.0       5.51                                                                                   17.01-18.00%        11.75
10.01-11.0       0.22                                                                                   18.01-19.00%         5.14
                                                                                                        19.01-20.00%         0.32
---------------------        -------------         ------------     -------------------------------     -------------------------

TABLE (CONTINUED)
---------------------         -------------------       -----------------------
Margins                       MTR                       Arm Index
---------------------         -------------------       -----------------------
 Missing        42.41         Missing       42.41       6 Month LIBOR     57.45
 3.01-4.00       0.31         4              0.03                         42.41
 4.01-5.00      10.50         9              0.15       1 YR CMT          0.15
 5.01-6.00      14.79         13-24         50.97
 6.01-7.00      10.52         25-36          6.45
 7.01-8.00       5.68
 8.01-9.00      10.06
 9.01-10.0       5.51
10.01-11.0       0.22
---------------------         -------------------       -----------------------



Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such
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involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and
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with its distribution in Canada. This material is distributed in Hong Kong by
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Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

GSAMP 2002-WF1
DISTRIBUTION BY CURRENT RATE
POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
CURRENT RATE                   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
5.50- 5.99%                         15    $3,150,017.26         0.66   5.8395   732.216  $210,001.15   62.8619     95.96     95.05
6.00- 6.49%                         25    $5,022,303.61         1.06   6.2505   683.043  $200,892.14   69.4963     75.79      98.9
6.50- 6.99%                        194   $37,246,079.27         7.86   6.8027   672.749  $191,990.10   72.4874     66.57     97.65
7.00- 7.49%                        232   $41,467,916.96         8.75   7.2499   660.138  $178,741.02   75.4864     68.35     98.59
7.50- 7.99%                        520   $81,062,987.37        17.11   7.7521   637.825  $155,890.36   76.6875     58.12     97.75
8.00- 8.49%                        346   $48,772,235.82        10.29   8.2323   618.044  $140,960.22   77.9559     66.55     97.01
8.50- 8.99%                        592   $77,793,377.82        16.42   8.7195   606.908  $131,407.73    79.618     71.34     96.11
9.00- 9.49%                        323   $36,665,144.17         7.74   9.2273   590.204  $113,514.38   83.4059     82.39     97.33
9.50- 9.99%                        452   $51,423,267.48        10.85   9.7167   575.794  $113,768.29   83.2908     88.48     98.73
10.00-10.49%                       226   $22,325,132.91         4.71  10.2306   570.769   $98,783.77   85.8621     93.94     99.49
10.50-10.99%                       312   $29,391,842.70          6.2  10.7254   558.515   $94,204.62   82.1704     91.44     98.75
11.00-11.49%                       137   $12,924,705.18         2.73  11.2085   544.314   $94,340.91   80.7689     95.38     99.45
11.50-11.99%                       163   $15,768,818.05         3.33  11.6889   537.407   $96,741.22   78.2118     90.46     98.71
12.00-12.49%                        59    $4,580,906.18         0.97  12.1979   533.283   $77,642.48   79.8829     91.34       100
12.50-12.99%                        63    $5,307,875.94         1.12  12.7073   531.313   $84,252.00   81.4015     95.02       100
13.00-13.49%                         5      $524,447.10         0.11  13.0838   519.554  $104,889.42   83.0586       100       100
13.50-13.99%                         5      $414,201.71         0.09  13.6604   541.671   $82,840.34        85       100       100
TOTAL                            3,669  $473,841,259.53          100   8.7765   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
CURRENT PRINCIPAL BALANCE      LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
$0 - $25,000                        68    $1,408,352.65          0.3   9.4402   603.693   $20,711.07   65.3487     89.54     86.44
$25,001 - $50,000                  375   $14,686,746.55          3.1   9.8640   584.018   $39,164.66   70.8764     90.23     90.52
$50,001 - $75,000                  656   $41,423,372.50         8.74   9.5804   591.621   $63,145.38   78.4818     82.23     96.19
$75,001 - $100,00                  562   $49,059,943.74        10.35   9.3563   594.579   $87,295.27   78.2392     80.88     97.65
$100,001 - $125,000                492   $55,340,361.37        11.68   9.2244   599.349  $112,480.41   80.1031     77.74     97.91
$125,001 - $150,000                373   $51,449,320.75        10.86   8.9923   606.416  $137,933.84   79.8722     77.36      98.1
$150,001 - $175,000                293   $47,558,170.09        10.04   8.6757   614.529  $162,314.57   80.2055      76.4     97.96
$175,001 - $200,000                259   $48,495,044.63        10.23   8.5602   610.434  $187,239.55   79.6372        71     98.08
$200,001 - $225,000                165   $35,038,947.37         7.39   8.4852   617.397  $212,357.26   80.1766     72.84     98.17
$225,001 - $250,000                111   $26,452,332.82         5.58   8.2715   621.798  $238,309.30   80.1491     80.82     97.24
$250,001 - $275,000                 81   $21,261,299.88         4.49   8.1875   624.461  $262,485.18    78.424     63.05       100
$275,001 - $350,000                141   $43,705,846.24         9.22   8.1722   616.963  $309,970.54   79.1317     69.65     98.52
$350,001 - $450,000                 76   $29,413,285.19         6.21   7.8495     645.1  $387,016.91   78.2127     62.08       100
$450,001 - $550,000                 15    $7,324,607.18         1.55   7.5705   639.497  $488,307.15   72.5799     53.55       100
$550,001 - $650,000                  2    $1,223,628.57         0.26   8.2349   590.867  $611,814.29    72.048     46.99       100
TOTAL                            3,669  $473,841,259.53          100   8.7765   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY REMAINING MONTHS TO MATURITY

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
REMAINING MONTHS TO MATURITY   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
0 - 180 Months                     397   $44,770,523.53         9.45  7.97076   645.329  $112,772.10   73.3272     69.24      97.2
241 - 360 Months                 3,272  $429,070,736.00        90.55  8.86061   606.269  $131,134.09   79.5529     75.59     97.88
TOTAL                            3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
ORIGINAL MONTHS TO MATURITY    LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
0 - 180 Months                     397   $44,770,523.53         9.45  7.97076   645.329  $112,772.10   73.3272     69.24      97.2
241 - 360 Months                 3,272  $429,070,736.00        90.55  8.86061   606.269  $131,134.09   79.5529     75.59     97.88
TOTAL                            3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY LOAN AGE

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
LOAN AGE                       LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
1                                   60    $6,200,330.47         1.31   8.6286    605.84  $103,338.84   77.7494     70.13     94.05
2                                2,144  $273,385,598.54         57.7   8.6661   609.234  $127,511.94   79.0547     74.04     97.89
3                                1,285  $167,773,453.78        35.41   8.9328   611.071  $130,563.00   78.8723     76.82     97.75
4                                  101   $14,287,740.47         3.02    9.064   617.531  $141,462.78   78.2709     74.95     98.44
5                                   46    $6,636,979.77          1.4   8.8938   601.044  $144,282.17   78.3802     71.02     96.42
6                                    7    $1,261,824.40         0.27   8.7079   615.988  $180,260.63   82.2694     92.34       100
7                                    3      $266,105.90         0.06  10.4247   582.784   $88,701.97   86.2442       100       100
8                                    1      $129,917.62         0.03    9.375       585  $129,917.62        90       100       100
9                                    8    $1,539,866.82         0.32   8.6955     614.5  $192,483.35   79.2283     94.61       100
10                                   7    $1,190,463.33         0.25   8.5116   614.908  $170,066.19   76.3253     54.01       100
11                                   6    $1,129,696.14         0.24   8.6525   598.989  $188,282.69   85.5359     51.75       100
20                                   1       $39,282.29         0.01   12.625       576   $39,282.29        79       100       100
TOTAL                            3,669  $473,841,259.53          100   8.7765   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY CREDIT SCORE

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
CREDIT SCORE                   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Missing                             47    $3,992,369.00         0.84  10.0752  $84,944.02    79.3025     80.64                 100
400-519                            284   $31,118,696.83         6.57   10.601   501.965  $109,572.88   77.3219     90.53     98.53
520-559                            655   $70,341,020.92        14.84   9.9499   541.006  $107,390.87   78.4015     88.11     98.65
560-579                            440   $54,534,739.16        11.51   9.0819   569.083  $123,942.59     78.16     82.83     97.24
580-619                            944  $122,964,880.89        25.95   8.8612   599.674  $130,259.41   80.8899     79.44     98.11
620-649                            550   $76,334,495.39        16.11   8.3161   634.222  $138,789.99   80.4583     68.04      97.3
650-699                            479   $71,067,477.93           15   7.7591    672.24  $148,366.34   77.9674     58.86     96.93
700-749                            199   $31,561,215.82         6.66   7.3637   721.558  $158,599.07   75.8405     54.82     97.19
750-799                             65   $11,142,058.26         2.35   7.1251   767.922  $171,416.28   75.0093     70.97       100
800+                                 6      $784,305.33         0.17   7.3549   805.129  $130,717.56     73.96     19.02       100
TOTAL                            3,669  $473,841,259.53          100   8.7765   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY PROPERTY TYPE

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
PROPERTY TYPE                  LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
                                    41    $4,541,989.26         0.96  8.52322   607.817  $110,780.23   71.5691     88.93     99.22
Condo                              164   $18,840,168.39         3.98  8.55194   628.031  $114,879.08   78.8601     71.39     95.87
MultiFamily                         73   $10,114,340.89         2.13  8.41177   616.527  $138,552.61   78.1521     77.64     91.76
PUD                                 60   $11,740,998.65         2.48  8.34184   619.966  $195,683.31   79.3757     73.31     97.76
Single Family                    3,331  $428,603,762.34        90.45  8.80961   608.778  $128,671.20   79.0556     74.99     98.03
TOTAL                            3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY LOAN PURPOSE

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
LOAN PURPOSE                   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Cash Out                         1,802  $229,432,803.83        48.42  8.78778   596.789  $127,321.20   76.0212     75.62     97.59
Purchase                         1,459  $193,171,184.18        40.77  8.79614   624.415  $132,399.71   82.8149     74.96     97.93
Refinance                          408   $51,237,271.52        10.81  8.65228   614.777  $125,581.55   77.6293      72.3     98.37
TOTAL                            3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY OCCUPANCY STATUS

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
OCCUPANCY STATUS               LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Investment                          86    $7,032,723.98         1.48   8.4557   614.846   $81,775.86   65.7904     79.87         0
Primary                          3,549  $463,475,411.64        97.81  8.78385   609.723  $130,593.24   79.2329     75.14       100
Secondary                           34    $3,333,123.91          0.7   8.4361   634.819   $98,033.06   69.4612     44.78         0
TOTAL                            3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY DOCUMENTATION

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
DOCUMENTATION                  LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
24 Mo. Bank Stmt.                  152   $27,740,938.74         5.85  8.09055   626.994  $182,506.18   78.4155         0     94.28
6 Mo. Bank Stmt                     51    $6,948,171.69         1.47  8.89169   597.841  $136,238.66   75.3385         0     92.43
Full Doc                         2,890  $355,347,524.24        74.99  8.97527   600.947  $122,957.62   80.6889       100        98
Stated                             576   $83,804,624.86        17.69  8.15142   643.582  $145,494.14   72.1363         0     98.63
TOTAL                            3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY ORIG LTV

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
ORIG LTV                       LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Below 40.00%                        79    $5,612,318.60         1.18  8.47965   613.564   $71,042.01   30.5264     53.39      91.6
40 - 49.99%                         83    $8,183,187.94         1.73  8.31947   612.887   $98,592.63   46.3222      50.8     95.06
50 - 59.99%                        145   $15,401,822.75         3.25  8.21895   605.655  $106,219.47    55.308     67.76     93.59
60 - 69.99%                        347   $45,899,091.03         9.69  8.22021   612.599  $132,274.04   65.2567     60.75     94.92
70 - 79.99%                        784  $101,283,404.40        21.37  8.41836   610.411  $129,188.02   74.8593     65.69     95.14
80 - 84.99%                        885  $131,734,126.01         27.8  8.42124   626.958  $148,852.12   80.5492      69.1     99.16
85 - 89.99%                        537   $61,944,139.74        13.07  9.71549   578.543  $115,352.22   85.6245     90.37     99.77
90 - 94.99%                        555   $69,542,744.02        14.68  9.29803   601.227  $125,302.24    90.152     89.42       100
95 - 100.00                        254   $34,240,425.04         7.23  9.59965   614.747  $134,804.82        95     99.73       100
TOTAL                            3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY STATE

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
STATE                          LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Arizona                            117   $14,022,612.75         2.96  8.80025   614.988  $119,851.39   82.2564     78.67     98.12
All Others                       1,761  $188,384,231.29        39.76  9.20449   596.726  $106,975.71   79.1839     80.45     97.27
California                         561  $117,309,816.34        24.76  7.97169   633.511  $209,108.41   77.0005     69.77     98.44
Colorado                           150   $26,833,919.19         5.66   8.1768   624.198  $178,892.79   78.0898     63.12       100
Florida                            190   $21,101,988.31         4.45  9.07166   608.756  $111,063.10   79.5796     66.67     96.55
Maryland                            90   $13,287,888.13          2.8  9.08267   606.542  $147,643.20   82.0942     76.49     96.64
Michigan                           115   $13,435,344.87         2.84  9.17881   590.108  $116,829.09   79.7898     79.94     95.76
Minnesota                          162   $22,523,398.74         4.75  8.98914   597.134  $139,033.33   77.2473     66.16     98.43
Ohio                               198   $19,810,586.76         4.18  8.91994   595.374  $100,053.47   83.2108     86.22     98.56
Texas                              225   $22,940,057.10         4.84  9.24204   609.139  $101,955.81   81.4665     74.83     98.71
Washington                         100   $14,191,416.05         2.99  8.46301   626.772  $141,914.16   78.8212      69.4     96.76
TOTAL                            3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY ZIP CODES

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
ZIP CODES                      LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
78572                               12    $1,112,983.24         0.23  9.24184    614.37   $92,748.60   79.7237     70.89       100
80501                                6    $1,143,433.87         0.24  8.07369   663.773  $190,572.31   82.0955     78.76       100
92336                               10    $1,744,912.37         0.37  7.81499    656.15  $174,491.24   77.3533     45.12       100
92530                                7    $1,243,195.39         0.26  8.13106   674.684  $177,599.34   80.8823     70.05       100
92544                               10    $1,695,398.01         0.36  7.52881   655.056  $169,539.80   77.9996     81.68       100
94533                               12    $2,416,685.97         0.51  8.93836   572.622  $201,390.50    78.386     93.31       100
95206                                9    $1,747,571.69         0.37   7.9483   652.469  $194,174.63   78.4089     66.36       100
95624                                5    $1,261,911.38         0.27  8.13057   673.533  $252,382.28    86.393     70.84       100
95747                                6    $1,516,080.48         0.32  8.22114    673.68  $252,680.08   83.9144     69.36       100
95762                                4    $1,173,629.49         0.25  8.52289   608.784  $293,407.37   79.5952     73.01       100
All O                            3,588  $458,785,457.64        96.82  8.79374   609.025  $127,866.63   78.9263     75.07     97.74
TOTAL                            3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY AMORTIZATION TYPE

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
AMORTIZATION TYPE              LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
1 YR CMT ARM                         3      $607,854.09         0.13  9.91491    567.51  $202,618.03   86.3581       100       100
15/30 Balloon                      215   $31,247,265.00         6.59   7.7774   655.387  $145,336.12   75.5743     70.27     98.35
2yr/6month LIBOR ARM             2,404  $317,682,335.63        67.04  9.01817     599.1  $132,147.39   80.6113     77.11        98
3yr/6month LIBOR ARM               355   $47,638,872.73        10.05  8.66649   612.865  $134,194.01   79.5011     74.39     98.98
Fixed 15 Yr                        182   $13,523,258.53         2.85  8.41754   622.045   $74,303.62   68.1348     66.87     94.56
Fixed 30 Yr                        510   $63,141,673.55        13.33  8.20421   637.621  $123,807.20   74.2016      68.6     96.41
TOTAL                            3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY MARGIN

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
MARGIN                         LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
n/a                                907  $107,912,197.08        22.77   8.1074   640.825  $118,977.06   73.8388     68.87     96.74
3.50- 3.99%                          5      $330,165.89         0.07   6.5755   740.986   $66,033.18   77.7795     87.36       100
4.00- 4.49%                        114   $18,691,408.36         3.94   7.1127   675.679  $163,959.72   74.7732     68.24     99.43
4.50- 4.99%                        308   $48,725,250.72        10.28    7.538   657.786  $158,198.87   76.0373     58.59     99.07
5.00- 5.49%                        325   $50,232,847.49         10.6   7.9778   623.572  $154,562.61   76.1964     61.37     96.51
5.50- 5.99%                        366   $52,436,087.64        11.07   8.4107   604.172  $143,268.00   78.8434     66.02     97.23
6.00- 6.49%                        374   $50,817,177.52        10.72   8.8661   596.076  $135,874.81   82.5049     79.13     95.91
6.50- 6.99%                        333   $41,472,147.94         8.75   9.3813   584.453  $124,540.98   85.9258     90.21     98.77
7.00- 7.49%                        329   $37,459,982.81         7.91  10.0066   577.326  $113,860.13   88.5323     95.84     99.81
7.50- 7.99%                        213   $23,477,667.67         4.95  10.3537   560.233  $110,223.79   83.3036     94.76       100
8.00- 8.49%                        120   $13,299,496.44         2.81   10.871   538.188  $110,829.14   75.2419     90.36     97.34
8.50- 8.99%                        138   $13,980,107.93         2.95   11.396   523.833  $101,305.13   77.1563     84.89     99.51
9.00- 9.49%                        125   $13,418,227.32         2.83  11.8212   538.295  $107,345.82   83.2327     94.98       100
9.50- 9.99%                         11    $1,275,719.34         0.27  12.2121   537.443  $115,974.49   84.2257       100       100
10.00-10.49%                         1      $312,775.38         0.07    12.75       506  $312,775.38     84.99       100       100
TOTAL                            3,669  $473,841,259.53          100   8.7765   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY LIFE MAXIMUM RATE

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
LIFE MAXIMUM RATE              LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
n/a                                907  $107,912,197.08        22.77   8.1074   640.825  $118,977.06   73.8388     68.87     96.74
11.50-11.99%                         6    $1,031,314.80         0.22     5.82   719.256  $171,885.80   78.6401     87.67     84.89
12.00-12.49%                        12    $2,546,894.06         0.54   6.2656   679.013  $212,241.17   74.2412     61.82     97.82
12.50-12.99%                       101   $18,718,203.57         3.95   6.8196   658.635  $185,328.75   75.4371     70.36     97.01
13.00-13.49%                       139   $25,062,719.90         5.29   7.2543   656.314  $180,307.34   76.3841     67.15     99.05
13.50-13.99%                       360   $58,688,986.38        12.39   7.7584   634.928  $163,024.96   77.7246     59.28      98.3
14.00-14.49%                       250   $38,531,131.26         8.13   8.2301   616.043  $154,124.53   79.2459      68.3     97.75
14.50-14.99%                       441   $62,316,908.42        13.15   8.7199   603.323  $141,308.18   80.4903     72.12     96.42
15.00-15.49%                       258   $31,513,279.07         6.65    9.227   587.417  $122,144.49    84.311     83.07     97.79
15.50-15.99%                       382   $46,206,531.36         9.75   9.7181   574.785  $120,959.51   83.4988      88.6     98.93
16.00-16.99%                       459   $46,678,378.12         9.85  10.5089   562.428  $101,695.81   84.1158     92.73     99.24
17.00-17.99%                       259   $26,229,739.43         5.54  11.4705   539.055  $101,273.13   79.6129      92.1     99.26
18.00-18.99%                        89    $7,662,986.35         1.62  12.4537   533.392   $86,100.97   82.0792     93.94       100
19.00-19.99%                         6      $741,989.73         0.16  13.3141    531.14  $123,664.96   84.0637       100       100
TOTAL                            3,669  $473,841,259.53          100   8.7765   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY MONTHS TO RATE RESET

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
MONTHS TO RATE                 LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Missing                            907  $107,912,197.08        22.77   8.1074   640.825  $118,977.06   73.8388     68.87     96.74
1 - 12                               4      $647,136.38         0.14  10.0794   568.025  $161,784.10   85.9115       100       100
13-24                            2,403  $317,643,053.34        67.04   9.0177   599.102  $132,186.04   80.6115     77.11        98
25-36                              355   $47,638,872.73        10.05   8.6665   612.865  $134,194.01   79.5011     74.39     98.98
TOTAL                            3,669  $473,841,259.53          100   8.7765   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY PERIODIC CAP

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
PERIODIC CAP                   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
                                   907  $107,912,197.08        22.77  8.10736   640.825  $118,977.06   73.8388     68.87     96.74
1                                2,759  $365,321,208.36         77.1  8.97231   600.902  $132,410.73   80.4665     76.76     98.13
2                                    3      $607,854.09         0.13  9.91491    567.51  $202,618.03   86.3581       100       100
TOTAL                            3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY LIEN

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
LIEN                           LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
1                                3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81
TOTAL                            3,669  $473,841,259.53          100  8.77654   609.978  $129,147.25   78.9647     74.99     97.81



GSAMP 2002-WF1
DISTRIBUTION BY PMI

POOL=ALL

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
PMI                            LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Amerin                             468   $62,880,907.14        13.27   9.1172   605.889  $134,360.91    89.705     87.88       100
LTV<80                           2,189  $288,931,901.98        60.98   8.3155   619.697  $131,992.65   72.6248     64.42     96.46
LTV>80, NO MI                        3      $464,694.06          0.1  11.0623   550.007  $154,898.02   92.4052       100       100
MGIC                               485   $58,773,324.99         12.4    9.678   591.477  $121,182.11   88.5772     92.02     99.88
PMI                                524   $62,790,431.36        13.25   9.6963   586.866  $119,829.07   88.2849     94.62     99.89
TOTAL                            3,669  $473,841,259.53          100   8.7765   609.978  $129,147.25   78.9647     74.99     97.81

GSAMP 2002-WF1
DISTRIBUTION BY CURRENT RATE

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
CURRENT RATE                   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
5.50- 5.99%                          4      $700,758.66         0.21   5.7799   690.939  $175,189.67   73.4165       100     77.76
6.00- 6.49%                         12    $2,063,861.01         0.63   6.2802    686.22  $171,988.42   75.1426     67.02     97.32
6.50- 6.99%                        110   $18,993,559.78         5.75   6.8246   665.877  $172,668.73   73.1209     66.86     97.05
7.00- 7.49%                        165   $26,169,485.05         7.93   7.2552   664.648  $158,602.94   75.5618     64.41     97.77
7.50- 7.99%                        391   $55,189,201.16        16.72   7.7304   639.874  $141,148.85   76.5399     62.62     97.63
8.00- 8.49%                        274   $35,980,157.19         10.9   8.2407   620.748  $131,314.44   77.6835     67.72     97.08
8.50- 8.99%                        479   $59,254,050.05        17.95   8.7242   605.775  $123,703.65    79.224     69.93     95.34
9.00- 9.49%                        283   $30,919,040.11         9.37   9.2253   590.134  $109,254.56   82.8665     82.67     96.83
9.50- 9.99%                        380   $41,541,429.06        12.59   9.7223   575.412  $109,319.55   83.1851     88.06     98.61
10.00-10.49%                       200   $19,757,186.38         5.99  10.2254   569.828   $98,785.93   85.8165     95.12     99.43
10.50-10.99%                       281   $26,755,310.02         8.11  10.7322   559.217   $95,214.63   82.2884        91     98.81
11.00-11.49%                       108   $10,121,391.00         3.07  11.2005   550.031   $93,716.58   81.3154     95.51      99.3
11.50-11.99%                        14      $884,737.70         0.27  11.6767   551.696   $63,195.55   80.5135       100     95.68
12.00-12.49%                         8      $574,404.38         0.17  12.1971   544.216   $71,800.55   73.2591     86.61       100
12.50-12.99%                        14    $1,005,659.47          0.3  12.6826   520.207   $71,832.82   76.2097       100       100
13.00-13.49%                         2      $101,854.04         0.03  13.0876       503   $50,927.02   81.8243       100       100
13.50-13.99%                         1       $29,732.09         0.01   13.625       502   $29,732.09        85       100       100
TOTAL                            2,726  $330,041,817.15          100   8.7869   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
CURRENT RATE                   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
5.50- 5.99%                         11    $2,449,258.60          1.7   5.8565   744.025  $222,659.87   59.8421     94.81       100
6.00- 6.49%                         13    $2,958,442.60         2.06   6.2299   680.954  $227,572.51   65.5573     81.91       100
6.50- 6.99%                         84   $18,252,519.49        12.69   6.7799   679.844  $217,291.90   71.8283     66.26     98.28
7.00- 7.49%                         67   $15,298,431.91        10.64   7.2407   652.532  $228,334.80   75.3575     75.08       100
7.50- 7.99%                        129   $25,873,786.21        17.99   7.7984    633.46  $200,571.99   77.0023     48.52     98.01
8.00- 8.49%                         72   $12,792,078.63          8.9   8.2087   610.486  $177,667.76   78.7221     63.29      96.8
8.50- 8.99%                        113   $18,539,327.77        12.89   8.7043   610.529  $164,064.85   80.8771     75.84     98.58
9.00- 9.49%                         40    $5,746,104.06            4   9.2382   590.574  $143,652.60   86.3083     80.88       100
9.50- 9.99%                         72    $9,881,838.42         6.87   9.6935   577.402  $137,247.76   83.7349     90.22     99.26
10.00-10.49%                        26    $2,567,946.53         1.79  10.2705   577.969   $98,767.17   86.2135     84.83       100
10.50-10.99%                        31    $2,636,532.68         1.83   10.657   551.191   $85,049.44   80.9729     95.88     98.14
11.00-11.49%                        29    $2,803,314.18         1.95  11.2373   523.829   $96,666.01   78.7957     94.92       100
11.50-11.99%                       149   $14,884,080.35        10.35  11.6896    536.63   $99,893.16    78.075     89.89     98.89
12.00-12.49%                        51    $4,006,501.80         2.79   12.198   531.596   $78,558.86   80.8325     92.02       100
12.50-12.99%                        49    $4,302,216.47         2.99  12.7131    534.13   $87,800.34   82.6151     93.85       100
13.00-13.49%                         3      $422,593.06         0.29  13.0829   520.748  $140,864.35   83.3561       100       100
13.50-13.99%                         4      $384,469.62         0.27  13.6632   544.739   $96,117.41        85       100       100
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
CURRENT PRINCIPAL BALANCE      LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
$0 - $25,000                        46      $967,109.03         0.29  9.26178   607.151   $21,024.11   69.3471     84.76     85.34
$25,001 - $50,000                  276   $10,858,645.34         3.29  9.74421   585.998   $39,342.92    71.826     88.83     89.97
$50,001 - $75,000                  465   $29,367,145.99          8.9  9.39081   593.325   $63,155.15   78.5962     81.45      95.9
$75,001 - $100,000                 416   $36,233,863.34        10.98  9.13694   597.881   $87,100.63   78.1021     78.96     97.36
$100,001 - $125,000                398   $44,846,633.84        13.59  9.12749   601.212  $112,679.98   80.1139     77.01     98.21
$125,001 - $150,000                314   $43,328,745.81        13.13  8.81153   609.595  $137,989.64   79.8411     75.96     97.75
$150,001 - $175,000                249   $40,370,891.39        12.23  8.60828   616.739  $162,132.09   80.2912     76.24     98.01
$175,001 - $200,000                215   $40,288,339.39        12.21  8.55654   611.823  $187,387.63   80.0425     69.71     97.69
$200,001 - $225,000                131   $27,810,038.44         8.43  8.42817   616.808  $212,290.37   80.5938     73.34     97.69
$225,001 - $250,000                 95   $22,640,957.36         6.86  8.29767   623.462  $238,325.87    81.336     82.85     96.77
$250,001 - $275,000                 68   $17,881,196.15         5.42  8.28591   617.467  $262,958.77   79.4471     60.42       100
$275,001 - $350,000                 53   $15,448,251.07         4.68  8.06827    619.71  $291,476.44   78.8519     66.04     98.06
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
CURRENT PRINCIPAL BALANCE      LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
$0 - $25,000                        22      $441,243.62         0.31   9.8313   596.439   $20,056.53   56.5852       100     88.86
$25,001 - $50,000                   99    $3,828,101.21         2.66  10.2038   578.251   $38,667.69   68.1831     94.18      92.1
$50,001 - $75,000                  191   $12,056,226.51         8.38  10.0424   587.318   $63,121.60   78.2031     84.13     96.91
$75,001 - $100,000                 146   $12,826,080.40         8.92   9.9763   585.237   $87,849.87   78.6264      86.3     98.47
$100,001 - $125,000                 94   $10,493,727.53          7.3   9.6386   591.336  $111,635.40   80.0569     80.87     96.63
$125,001 - $150,000                 59    $8,120,574.94         5.65    9.957   589.562  $137,636.86   80.0379     84.82       100
$150,001 - $175,000                 44    $7,187,278.70            5   9.0549   601.919  $163,347.24   79.7242     77.27     97.67
$175,001 - $200,000                 44    $8,206,705.24         5.71   8.5786   603.645  $186,516.03   77.6478     77.31       100
$200,001 - $225,000                 34    $7,228,908.93         5.03   8.7047   619.608  $212,614.97   78.5713     70.92       100
$225,001 - $250,000                 16    $3,811,375.46         2.65   8.1164   611.914  $238,210.97   73.0982     68.78       100
$250,001 - $275,000                 13    $3,380,103.73         2.35   7.6675    660.94  $260,007.98    73.012     76.93       100
$275,001 - $350,000                 88   $28,257,595.17        19.65   8.2291   615.461  $321,109.04   79.2847     71.63     98.76
$350,001 - $450,000                 76   $29,413,285.19        20.45   7.8495     645.1  $387,016.91   78.2127     62.08       100
$450,001 - $550,000                 15    $7,324,607.18         5.09   7.5705   639.497  $488,307.15   72.5799     53.55       100
$550,001 - $650,000                  2    $1,223,628.57         0.85   8.2349   590.867  $611,814.29    72.048     46.99       100
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY REMAINING MONTHS TO MATURITY

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
REMAINING MONTHS TO MATURITY   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
0 - 180 Months                     197   $18,000,861.69         5.45  8.36404   635.493   $91,374.93   71.8821      70.9     96.61
241 - 360 Months                 2,529  $312,040,955.46        94.55  8.81133   606.995  $123,385.11   79.8972     75.86     97.45
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
REMAINING MONTHS TO MATURITY   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
0 - 180 Months                     200   $26,769,661.84        18.62  7.70631   651.921  $133,848.31   74.2989     68.13      97.6
241 - 360 Months                   743  $117,029,780.54        81.38  8.99203   604.331  $157,509.80   78.6351     74.89     99.02
TOTAL                              943  $143,799,442.38          100  8.75268   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
ORIGINAL MONTHS TO MATURITY    LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
0 - 180 Months                     197   $18,000,861.69         5.45  8.36404   635.493   $91,374.93   71.8821      70.9     96.61
241 - 360 Months                 2,529  $312,040,955.46        94.55  8.81133   606.995  $123,385.11   79.8972     75.86     97.45
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
ORIGINAL MONTHS TO MATURITY    LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
0 - 180 Months                     200   $26,769,661.84        18.62  7.70631   651.921  $133,848.31   74.2989     68.13      97.6
241 - 360 Months                   743  $117,029,780.54        81.38  8.99203   604.331  $157,509.80   78.6351     74.89     99.02
TOTAL                              943  $143,799,442.38          100  8.75268   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY LOAN AGE

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
LOAN AGE                       LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
1                                   46    $4,733,689.98         1.43  8.59454    601.16  $102,906.30   77.1317     71.31     92.21
2                                1,621  $195,404,502.92        59.21  8.68718   607.608  $120,545.65    79.482     74.43     97.54
3                                  933  $114,570,236.71        34.71  8.91874   610.728  $122,797.68   79.5038     77.96     97.41
4                                   74    $9,156,470.37         2.77  9.07385   616.857  $123,736.09   79.6586     72.51     97.56
5                                   31    $3,490,557.63         1.06  9.08327   592.568  $112,598.63   77.8714     68.29      93.9
6                                    5      $650,867.33          0.2  9.73641   578.113  $130,173.47   85.7655       100       100
7                                    2      $198,255.90         0.06  9.92838   591.608   $99,127.95   88.3811       100       100
8                                    1      $129,917.62         0.04    9.375       585  $129,917.62        90       100       100
9                                    5      $879,571.75         0.27  9.18694   608.003  $175,914.35   79.5193       100       100
10                                   5      $500,881.60         0.15  9.70243   595.508  $100,176.32   78.9353      61.9       100
11                                   3      $326,865.34          0.1  8.50189   554.145  $108,955.11   74.5714     40.52       100
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
LOAN AGE                       LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
1                                   14    $1,466,640.49         1.02   8.7386   621.138  $104,760.04   79.7431     66.32       100
2                                  523   $77,981,095.62        54.23   8.6133   613.308  $149,103.43   77.9839     73.04     98.78
3                                  352   $53,203,217.07           37   8.9632   611.807  $151,145.50   77.5124     74.36     98.47
4                                   27    $5,131,270.10         3.57   9.0465   618.766  $190,047.04   75.7947     79.32       100
5                                   15    $3,146,422.14         2.19   8.6837   610.298  $209,761.48   78.9447     74.04     99.21
6                                    2      $610,957.07         0.42   7.6123   656.338  $305,478.54   78.5448     84.18       100
7                                    1       $67,850.00         0.05   11.875       557   $67,850.00        80       100       100
9                                    3      $660,295.07         0.46   8.0408   623.154  $220,098.36   78.8406     87.44       100
10                                   2      $689,581.73         0.48   7.6466   628.999  $344,790.87   74.4295     48.28       100
11                                   3      $802,830.80         0.56   8.7139   617.246  $267,610.27        90     56.32       100
20                                   1       $39,282.29         0.03   12.625       576   $39,282.29        79       100       100
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY CREDIT SCORE

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
CREDIT SCORE                   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Missing                             29    $2,816,136.23         0.85   9.3302  $97,108.15    79.3018     72.55                 100
400-519                            159   $17,399,899.21         5.27  10.1248   502.775  $109,433.33   77.8635     87.68     97.51
520-559                            491   $53,163,933.53        16.11   9.7014   541.688  $108,276.85   78.1532     89.15     98.54
560-579                            339   $39,784,098.59        12.05   9.0414   569.006  $117,357.22   77.7554     83.01     96.64
580-619                            748   $87,777,631.73         26.6   8.9288   599.418  $117,349.78   81.2206        81     97.52
620-649                            435   $56,449,450.70         17.1   8.4185   634.054  $129,768.85   80.9235     66.85     96.44
650-699                            335   $45,320,706.06        13.73   7.9032   671.768  $135,285.69   79.0966     60.75     97.26
700-749                            139   $20,012,698.44         6.06   7.5063    722.28  $143,976.25   77.6826     55.32     97.01
750-799                             46    $6,682,109.17         2.02   7.4676   768.013  $145,263.24   76.5533     64.47       100
800+                                 5      $635,153.49         0.19   7.6731   805.394  $127,030.70   79.1825         0       100
TOTAL                            2,726  $330,041,817.15          100   8.7869   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
CREDIT SCORE                   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Missing                             18    $1,176,232.77         0.82  11.8588             $65,346.27   79.3044       100       100
400-519                            125   $13,718,797.62         9.54  11.2049   500.938  $109,750.38    76.635     94.15     99.82
520-559                            164   $17,177,087.39        11.95   10.719   538.896  $104,738.34   79.1699     84.88     99.01
560-579                            101   $14,750,640.57        10.26   9.1911   569.289  $146,045.95   79.2511     82.34     98.85
580-619                            196   $35,187,249.16        24.47   8.6927   600.313  $179,526.78    80.065     75.53     99.56
620-649                            115   $19,885,044.69        13.83   8.0254     634.7  $172,913.43   79.1377     71.43     99.77
650-699                            144   $25,746,771.87         17.9   7.5055   673.072  $178,797.03   75.9799     55.53     96.35
700-749                             60   $11,548,517.38         8.03   7.1164   720.307  $192,475.29   72.6482     53.96     97.52
750-799                             19    $4,459,949.09          3.1    6.612   767.785  $234,734.16    72.696     80.72       100
800+                                 1      $149,151.84          0.1        6       804  $149,151.84     51.72       100       100
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY PROPERTY TYPE

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
PROPERTY TYPE                  LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
                                    27    $2,559,618.21         0.78  8.76426   603.339   $94,800.67   73.6336       100     98.61
Condo                              124   $14,068,553.87         4.26  8.61498   625.195  $113,456.08   79.8022     70.98      95.1
MultiFamily                         65    $9,156,059.22         2.77  8.32719   617.988  $140,862.45   78.3571     77.79      90.9
PUD                                 42    $6,783,458.82         2.06  8.44808   614.808  $161,510.92   79.7696     79.24     96.12
Single Family                    2,468  $297,474,127.03        90.13  8.81713   607.381  $120,532.47   79.5208     75.44     97.73
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
PROPERTY TYPE                  LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
                                    14    $1,982,371.05         1.38    8.212   613.599  $141,597.93   68.9034     74.65       100
Condo                               40    $4,771,614.52         3.32  8.36606   636.292  $119,290.36   76.0821     72.63     98.13
MultiFamily                          8      $958,281.67         0.67  9.21985   602.572  $119,785.21   76.1934     76.15       100
PUD                                 18    $4,957,539.83         3.45  8.19646   626.905  $275,418.88   78.8368     65.19       100
Single Family                      863  $131,129,635.31        91.19  8.79254    611.95  $151,946.27   78.0001     73.95      98.7
TOTAL                              943  $143,799,442.38          100  8.75268   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY LOAN PURPOSE

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
LOAN PURPOSE                   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Cash Out                         1,295  $155,383,074.78        47.08  8.77961   593.929  $119,986.93   76.3001     76.25     97.02
Purchase                         1,150  $141,571,221.49        42.89  8.78108    624.86  $123,105.41   82.9455     74.96     97.61
Refinance                          281   $33,087,520.88        10.03  8.84637    607.52  $117,749.18    79.386     75.16     98.28
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
LOAN PURPOSE                   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Cash Out                           507   $74,049,729.05         51.5  8.80494   602.762  $146,054.69    75.436      74.3     98.77
Purchase                           309   $51,599,962.69        35.88  8.83746   623.188  $166,990.17   82.4566     74.97     98.81
Refinance                          127   $18,149,750.64        12.62  8.29846   628.087  $142,911.42   74.4269     67.08     98.55
TOTAL                              943  $143,799,442.38          100  8.75268   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY OCCUPANCY STATUS

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
OCCUPANCY STATUS               LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Investment                          69    $6,045,263.75         1.83  8.49207   609.674   $87,612.52   65.4652     79.31         0
Primary                          2,629  $321,466,726.82         97.4  8.79531   608.417  $122,277.19   79.8022      75.7       100
Secondary                           28    $2,529,826.58         0.77  8.42725   623.153   $90,350.95   69.4181     52.06         0
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
OCCUPANCY STATUS               LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Investment                          17      $987,460.23         0.69   8.2331   646.508   $58,085.90   67.7817     83.32         0
Primary                            920  $142,008,684.82        98.75  8.75793   612.678  $154,357.27   77.9443     73.85       100
Secondary                            6      $803,297.33         0.56  8.46398   671.557  $133,882.89    69.597     21.82         0
TOTAL                              943  $143,799,442.38          100  8.75268   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY DOCUMENTATION

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
DOCUMENTATION                  LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
24 Mo. Bank Stmt.                   96   $13,336,390.47         4.04  8.45031   616.751  $138,920.73   80.1334         0      89.3
6 Mo. Bank Stmt                     36    $4,273,984.59         1.29  8.78877   602.904  $118,721.79   76.6085         0     89.23
Full Doc                         2,130  $249,470,799.55        75.59   8.9626   599.739  $117,122.44   81.1643       100     97.55
Stated                             464   $62,960,642.54        19.08  8.16203   642.231  $135,691.04   72.7578         0     99.09
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
DOCUMENTATION                  LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
24 Mo. Bank Stmt.                   56   $14,404,548.27        10.02  7.75747   636.477  $257,224.08   76.8249         0      98.9
6 Mo. Bank Stmt                     15    $2,674,187.10         1.86  9.05618   589.835  $178,279.14   73.3088         0     97.55
Full Doc                           760  $105,876,724.69        73.63   9.0051   603.803  $139,311.48   79.5686       100     99.06
Stated                             112   $20,843,982.32         14.5  8.11935   647.616  $186,106.99    70.259         0     97.27
TOTAL                              943  $143,799,442.38          100  8.75268   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY ORIG LTV

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
ORIG LTV                       LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Below 40.00%                        63    $4,655,251.11         1.41  8.57032   609.975   $73,892.87   30.5034     53.09     89.88
40 - 49.99%                         58    $4,871,312.07         1.48  8.79782   597.895   $83,988.14   45.8061     46.09     93.93
50 - 59.99%                         96   $10,091,746.64         3.06  8.43768   582.814  $105,122.36   55.6415     69.54      91.2
60 - 69.99%                        235   $27,183,957.41         8.24  8.35864    603.94  $115,676.41   65.6444     66.47     92.77
70 - 79.99%                        587   $69,994,195.49        21.21  8.41287   611.155  $119,240.54   74.9506     65.26     94.23
80 - 84.99%                        668   $93,397,776.69         28.3  8.35464   626.951  $139,817.03   80.5288     66.06     99.17
85 - 89.99%                        369   $41,879,905.59        12.69  9.42629   580.186  $113,495.68   85.6975     91.65     99.66
90 - 94.99%                        436   $51,510,060.87        15.61  9.39082   600.991  $118,142.34   90.1609      92.3       100
95 - 100.00                        214   $26,457,611.28         8.02  9.72413   612.567  $123,633.70        95     99.65       100
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
ORIG LTV                       LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Below 40.00%                        16      $957,067.49         0.67   8.0386   630.722   $59,816.72   30.6385     54.85       100
40 - 49.99%                         25    $3,311,875.87          2.3   7.6159     635.1  $132,475.03   47.0813     57.74     96.72
50 - 59.99%                         49    $5,310,076.11         3.69   7.8033   649.677  $108,368.90   54.6741     64.38     98.12
60 - 69.99%                        112   $18,715,133.62        13.01   8.0191   625.015  $167,099.41   64.6937     52.44     98.04
70 - 79.99%                        197   $31,289,208.91        21.76   8.4306   608.753  $158,828.47   74.6551     66.66     97.16
80 - 84.99%                        217   $38,336,349.32        26.66   8.5835   626.976  $176,665.20   80.5987     76.51     99.15
85 - 89.99%                        168   $20,064,234.15        13.95  10.3191   575.038  $119,429.97    85.472      87.7       100
90 - 94.99%                        119   $18,032,683.15        12.54    9.033   601.894  $151,535.15   90.1265     81.19       100
95 - 100.00                         40    $7,782,813.76         5.41   9.1765   622.091  $194,570.34        95       100       100
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY STATE

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
STATE                          LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Arizona                             93   $10,670,947.47         3.23  8.88225   609.799  $114,741.37   83.2546     84.98     97.99
All Others                       1,291  $140,385,054.50        42.54  9.02968   601.182  $108,741.33    79.576     79.05     96.65
California                         381   $70,795,916.55        21.45  8.10855   626.645  $185,816.05   77.7758     69.69     97.56
Colorado                           117   $17,800,042.84         5.39  8.20854   620.548  $152,137.12   78.4956     67.38       100
Florida                            147   $15,732,078.51         4.77  9.09241   609.783  $107,020.94   80.1107     69.04      98.3
Illinois                           100   $10,217,232.86          3.1  9.34422   596.053  $102,172.33   82.8894     88.46       100
Michigan                            98   $10,650,002.97         3.23  8.88685   598.253  $108,673.50   79.7818     83.16     94.65
Minnesota                          135   $18,063,711.42         5.47  8.72878   602.961  $133,805.27   77.1759     66.55     98.68
Pennsylvania                       128   $10,143,541.25         3.07  9.48834       580   $79,246.42    81.671     86.76     98.01
Texas                              158   $15,552,021.61         4.71  9.27988   610.524   $98,430.52   82.6673     75.65     98.72
Washington                          78   $10,031,267.17         3.04  8.58078   621.545  $128,605.99   79.4483     67.26     95.42
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
STATE                          LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Arizona                             24    $3,351,665.28         2.33   8.5392   631.443  $139,652.72   79.0784     58.57     98.51
All others                         354   $41,495,281.51        28.86   9.6479   588.048  $117,218.31   77.4687     82.53     98.06
California                         180   $46,513,899.79        32.35   7.7634   643.741  $258,410.55   75.8205      69.9     99.79
Colorado                            33    $9,033,876.35         6.28   8.1142   631.319  $273,753.83   77.2903     54.71       100
Florida                             43    $5,369,909.80         3.73   9.0109   605.724  $124,881.62   78.0235     59.74     91.45
Maryland                            15    $3,346,371.10         2.33   9.0387   598.891  $223,091.41   81.5275     65.58       100
Michigan                            17    $2,785,341.90         1.94  10.2951   558.967  $163,843.64   79.8205     67.63       100
Minnesota                           27    $4,459,687.32          3.1  10.0437   573.702  $165,173.60   77.5367     64.59     97.41
Ohio                               161   $15,895,224.96        11.05   8.8984   596.813   $98,728.11   83.1886     85.19     98.97
Texas                               67    $7,388,035.49         5.14   9.1624   606.227  $110,269.19   78.9387      73.1     98.68
Washington                          22    $4,160,148.88         2.89    8.179   639.377  $189,097.68   77.3091     74.56       100
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY ZIP CODES

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
ZIP CODES                      LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
80501                                6    $1,143,433.87         0.35  8.07369   663.773  $190,572.31   82.0955     78.76       100
80525                                6      $993,773.75          0.3  7.60882   662.264  $165,628.96   77.3561     68.26       100
92336                                9    $1,647,136.45          0.5  7.78917   662.924  $183,015.16   77.6361     41.86       100
92530                                7    $1,243,195.39         0.38  8.13106   674.684  $177,599.34   80.8823     70.05       100
92544                                9    $1,554,863.76         0.47  7.58113   651.567  $172,762.64   78.2707     80.03       100
94533                                9    $1,761,399.51         0.53  8.48468   579.907  $195,711.06   78.6137     90.82       100
94585                                5    $1,091,990.70         0.33  7.30534   676.693  $218,398.14   79.5024     35.92       100
95206                                8    $1,563,859.75         0.47  8.06557   652.994  $195,482.47   78.2243      62.4       100
95747                                5    $1,120,188.47         0.34  7.50411   683.816  $224,037.69   79.9966     58.54       100
98023                                5      $928,584.49         0.28  8.54051   641.134  $185,716.90   79.3192     34.99       100
All O                            2,657  $316,993,391.01        96.05  8.82246   606.864  $119,305.00    79.476     76.07     97.29
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
ZIP CODES                      LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
28540                                1      $648,682.85         0.45        8       581  $648,682.85        65         0       100
80132                                2      $669,952.41         0.47   7.4428   621.854  $334,976.21        80       100       100
80304                                2      $723,782.36          0.5   7.1974   639.754  $361,891.18   77.2289         0       100
81620                                2      $686,389.88         0.48   8.1703   613.092  $343,194.94   87.3622       100       100
91739                                3      $938,186.91         0.65   8.7631   577.592  $312,728.97   83.1779       100       100
92604                                2      $599,281.70         0.42    6.656   680.643  $299,640.85   63.6229       100       100
92656                                2      $782,770.73         0.54   8.2206   637.471  $391,385.37   89.6029     52.94       100
94112                                2      $671,010.02         0.47   6.9644   679.136  $335,505.01   71.6057     57.13       100
94533                                3      $655,286.46         0.46  10.1578    553.04  $218,428.82   77.7738       100       100
95762                                3      $985,108.59         0.69   8.8382   608.742  $328,369.53   81.6745     67.85       100
All O                              921  $136,438,990.47        94.88   8.7875   613.021  $148,142.23   77.7946     73.92     98.69
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY AMORTIZATION TYPE

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
AMORTIZATION TYPE              LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
1 YR CMT ARM                         2      $397,976.95         0.12  9.01308   596.783  $198,988.48   92.3479       100       100
15/30 Balloon                       94   $10,970,314.05         3.32  8.10532   650.323  $116,705.47   73.7581     68.18     97.66
2yr/6month LIBOR ARM             1,949  $244,349,081.70        74.04  8.86359   603.444  $125,371.51   80.4801      76.7     97.48
3yr/6month LIBOR ARM               307   $38,364,625.69        11.62  8.59844   616.098  $124,966.21     79.96     75.17     98.97
Fixed 15 Yr                        103    $7,030,547.64         2.13  8.76775    612.41   $68,257.74   68.9548     75.15     94.96
Fixed 30 Yr                        271   $28,929,271.12         8.77  8.64941   625.032  $106,750.08   74.7188     69.33     95.15
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
AMORTIZATION TYPE              LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
1 YR CMT ARM                         1      $209,877.14         0.15   11.625       512  $209,877.14        75       100       100
15/30 Balloon                      121   $20,276,950.95         14.1      7.6   658.112  $167,578.11   76.5569      71.4     98.72
2yr/6month LIBOR ARM               455   $73,333,253.93           51   9.5332   584.567  $161,171.99   81.0485      78.5     99.73
3yr/6month LIBOR ARM                48    $9,274,247.04         6.45    8.948   599.518  $193,213.48   77.6027     71.17     99.04
Fixed 15 Yr                         79    $6,492,710.89         4.52   8.0383   632.496   $82,186.21   67.2469      57.9     94.12
Fixed 30 Yr                        239   $34,212,402.43        23.79   7.8278   648.208  $143,148.13   73.7642     67.99     97.47
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY MARGIN

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
MARGIN                         LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
n/a                                468   $46,930,132.81        14.22   8.5399   629.055  $100,278.06   73.6307     69.93     95.71
3.50- 3.99%                          2       $85,914.24         0.03   7.2779   763.407   $42,957.12    71.473     51.42       100
4.00- 4.49%                         95   $13,102,737.76         3.97   7.1759   671.988  $137,923.56   74.2304     67.94     99.19
4.50- 4.99%                        281   $40,585,811.89         12.3   7.5131   663.794  $144,433.49   76.3198     60.66     98.88
5.00- 5.49%                        286   $40,675,905.05        12.32   7.9756   626.403  $142,223.44    76.023     60.62     95.69
5.50- 5.99%                        328   $42,486,264.87        12.87   8.4193   605.953  $129,531.30   78.6526     64.88     96.58
6.00- 6.49%                        332   $40,572,094.94        12.29   8.8823    597.41  $122,205.11   82.0907     81.17        95
6.50- 6.99%                        293   $33,841,035.39        10.25   9.4308   581.757  $115,498.41    84.943      90.8     98.58
7.00- 7.49%                        301   $33,486,347.37        10.15  10.0209   577.754  $111,250.32   88.5084     95.35     99.92
7.50- 7.99%                        180   $19,788,004.61            6  10.2826   560.452  $109,933.36   83.6467     95.78       100
8.00- 8.49%                         79    $9,432,420.50         2.86  10.6509   537.353  $119,397.73   76.3988     88.63     98.01
8.50- 8.99%                         51    $5,480,315.50         1.66  10.8265   524.918  $107,457.17    75.278     84.05     98.76
9.00- 9.49%                         26    $3,092,285.87         0.94  10.9312   546.526  $118,934.07   84.4487     92.89       100
9.50- 9.99%                          4      $482,546.35         0.15   11.239   549.803  $120,636.59   84.7925       100       100
TOTAL                            2,726  $330,041,817.15          100   8.7869   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
MARGIN                         LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
n/a                                439   $60,982,064.27        42.41   7.7745    649.84  $138,911.31   73.9989     68.05     97.53
3.50- 3.99%                          3      $244,251.65         0.17   6.3284     733.1   $81,417.22   79.9978       100       100
4.00- 4.49%                         19    $5,588,670.60         3.89   6.9643   684.253  $294,140.56   76.0458     68.96       100
4.50- 4.99%                         27    $8,139,438.83         5.66   7.6622   628.104  $301,460.70   74.6288     48.24       100
5.00- 5.49%                         39    $9,556,942.44         6.65   7.9871   611.546  $245,049.81   76.9345     64.53       100
5.50- 5.99%                         38    $9,949,822.77         6.92   8.3739   596.613  $261,837.44   79.6582     70.89       100
6.00- 6.49%                         42   $10,245,082.58         7.12   8.8021   590.853  $243,930.54   84.1452     71.05     99.55
6.50- 6.99%                         40    $7,631,112.55         5.31   9.1617   596.525  $190,777.81   90.2841      87.6     99.61
7.00- 7.49%                         28    $3,973,635.44         2.76   9.8856   573.702  $141,915.55   88.7341       100     98.91
7.50- 7.99%                         33    $3,689,663.06         2.57  10.7352   559.078  $111,807.97   81.4637     89.32       100
8.00- 8.49%                         41    $3,867,075.94         2.69  11.4077   540.158   $94,318.93   72.4201     94.59     95.71
8.50- 8.99%                         87    $8,499,792.43         5.91  11.7633   523.113   $97,698.76   78.3674     85.44       100
9.00- 9.49%                         99   $10,325,941.45         7.18  12.0877   535.742  $104,302.44   82.8686     95.61       100
9.50- 9.99%                          7      $793,172.99         0.55  12.8041   532.055  $113,310.43   83.8808       100       100
10.00-10.49%                         1      $312,775.38         0.22    12.75       506  $312,775.38     84.99       100       100
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY LIFE MAXIMUM RATE

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
LIFE MAXIMUM RATE              LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
n/a                                468   $46,930,132.81        14.22   8.5399   629.055  $100,278.06   73.6307     69.93     95.71
11.50-11.99%                         3      $486,690.91         0.15   5.7051    670.24  $162,230.30   77.1184       100     67.98
12.00-12.49%                         9    $1,635,796.04          0.5   6.2695   685.887  $181,755.12   75.7789     69.72     96.61
12.50-12.99%                        89   $15,597,519.06         4.73   6.8325    659.68  $175,253.02   74.9027     69.39     96.41
13.00-13.49%                       124   $20,184,841.08         6.12   7.2568   662.803  $162,780.98   76.5777     61.28     98.82
13.50-13.99%                       317   $45,675,897.29        13.84   7.7415   638.733  $144,088.00   77.4976     62.96     97.82
14.00-14.49%                       225   $30,736,394.34         9.31   8.2358   618.488  $136,606.20   78.5475      68.1     97.17
14.50-14.99%                       384   $49,817,058.12        15.09   8.7238   603.121  $129,731.92   80.0277     71.29     95.61
15.00-15.49%                       238   $27,238,819.70         8.25   9.2242   588.066  $114,448.82   83.8078     83.32     97.44
15.50-15.99%                       339   $38,658,339.86        11.71   9.7228   574.706  $114,036.40   83.5183     88.79     98.91
16.00-16.99%                       432   $43,461,812.34        13.17  10.5161   562.289  $100,606.05   84.0338     93.05     99.18
17.00-17.99%                        98    $9,618,515.60         2.91  11.1959   549.389   $98,148.12   82.0891     95.27     99.71
TOTAL                            2,726  $330,041,817.15          100   8.7869   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
LIFE MAXIMUM RATE              LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
n/a                                439   $60,982,064.27        42.41   7.7745    649.84  $138,911.31   73.9989     68.05     97.53
11.50-11.99%                         3      $544,623.89         0.38   5.9228   763.058  $181,541.30        80     76.65       100
12.00-12.49%                         3      $911,098.02         0.63   6.2584   667.569  $303,699.34   71.4804     47.64       100
12.50-12.99%                        12    $3,120,684.51         2.17   6.7547   653.414  $260,057.04   78.1082     75.19       100
13.00-13.49%                        15    $4,877,878.82         3.39    7.244    629.95  $325,191.92   75.5831     91.41       100
13.50-13.99%                        43   $13,013,089.09         9.05   7.8178   621.593  $302,629.98   78.5214     46.35       100
14.00-14.49%                        25    $7,794,736.92         5.42   8.2078   606.475  $311,789.48   81.9998     69.11       100
14.50-14.99%                        57   $12,499,850.30         8.69   8.7043   604.129  $219,295.62   82.3342     75.43     99.63
15.00-15.49%                        20    $4,274,459.37         2.97    9.245   583.351  $213,722.97   87.5178     81.47       100
15.50-15.99%                        43    $7,548,191.50         5.25   9.6939   575.193  $175,539.34   83.3991      87.6     99.03
16.00-16.99%                        27    $3,216,565.78         2.24   10.412   564.309  $119,132.07    85.224     88.48       100
17.00-17.99%                       161   $16,611,223.83        11.55  11.6295   533.094  $103,175.30   78.1791     90.26        99
18.00-18.99%                        89    $7,662,986.35         5.33  12.4537   533.392   $86,100.97   82.0792     93.94       100
19.00-19.99%                         6      $741,989.73         0.52  13.3141    531.14  $123,664.96   84.0637       100       100
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY MONTHS TO RATE RESET

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
MONTHS TO RATE RESET           LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Missing                            468   $46,930,132.81        14.22  8.53995   629.055  $100,278.06   73.6307     69.93     95.71
1 - 12                               2      $397,976.95         0.12  9.01308   596.783  $198,988.48   92.3479       100       100
13-24                            1,949  $244,349,081.70        74.04  8.86359   603.444  $125,371.51   80.4801      76.7     97.48
25-36                              307   $38,364,625.69        11.62  8.59844   616.098  $124,966.21     79.96     75.17     98.97
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
MONTHS TO RATE RESET           LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Missing                            439   $60,982,064.27        42.41   7.7745    649.84  $138,911.31   73.9989     68.05     97.53
1 - 12                               2      $249,159.43         0.17  11.7827    522.09  $124,579.72   75.6306       100       100
13-24                              454   $73,293,971.64        50.97   9.5316   584.572  $161,440.47   81.0496     78.49     99.73
25-36                               48    $9,274,247.04         6.45    8.948   599.518  $193,213.48   77.6027     71.17     99.04
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY PERIODIC CAP

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
PERIODIC CAP                   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
                                   468   $46,930,132.81        14.22  8.53995   629.055  $100,278.06   73.6307     69.93     95.71
1                                2,256  $282,713,707.39        85.66  8.82761   605.167  $125,316.36   80.4095     76.49     97.68
2                                    2      $397,976.95         0.12  9.01308   596.783  $198,988.48   92.3479       100       100
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
PERIODIC CAP                   LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
                                   439   $60,982,064.27        42.41   7.7745    649.84  $138,911.31   73.9989     68.05     97.53
1                                  503   $82,607,500.97        57.45   9.4675   586.259  $164,229.62   80.6617     77.68     99.65
2                                    1      $209,877.14         0.15   11.625       512  $209,877.14        75       100       100
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY LIEN

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
LIEN                           LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
1                                2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4
TOTAL                            2,726  $330,041,817.15          100  8.78693   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
LIEN                           LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
1                                  943  $143,799,442.38          100  8.75268   613.244  $152,491.46   77.8279     73.63     98.75
TOTAL                              943  $143,799,442.38          100  8.75268   613.244  $152,491.46   77.8279     73.63     98.75



GSAMP 2002-WF1
DISTRIBUTION BY PMI

POOL=CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
PMI                            LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Amerin                             365   $45,230,482.66         13.7   9.2749   601.468  $123,919.13   89.6978     91.03       100
LTV<80                           1,616  $197,157,239.36        59.74   8.3608   616.964  $122,003.24   72.9676     63.89     95.72
LTV>80, NO MI                        3      $464,694.06         0.14  11.0623   550.007  $154,898.02   92.4052       100       100
MGIC                               352   $40,002,160.47        12.12   9.4608   597.933  $113,642.50    89.014     92.13     99.82
PMI                                390   $47,187,240.60         14.3   9.5058   589.699  $120,992.92   88.5463     95.39     99.85
TOTAL                            2,726  $330,041,817.15          100   8.7869   608.554  $121,071.83     79.46     75.59      97.4

POOL=NON CONFORMING

                               NUMBER      AGGREGATE
                                 OF        PRINCIPAL     PCT OF MORT           WEIGHTED    AVERAGE    WEIGHTED    PCT       PCT
                              MORTGAGE      BALANCE      POOL BY AGG   GROSS     AVG      PRINCIPAL     ORIG    FULL DOC   OWNER
PMI                            LOANS      OUTSTANDING     PRIN BAL    COUPON     FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------  --------  ---------------  -----------  -------  --------  -----------  --------  --------  --------
Amerin                             103   $17,650,424.48        12.27   8.7131   617.153  $171,363.34   89.7236     79.79       100
LTV<80                             573   $91,774,662.62        63.82    8.218   625.556  $160,165.21   71.8884     65.56     98.05
MGIC                               133   $18,771,164.52        13.05  10.1409   577.702  $141,136.58   87.6464     91.78       100
PMI                                134   $15,603,190.76        10.85  10.2724   578.158  $116,441.72   87.4945     92.27       100
TOTAL                              943  $143,799,442.38          100   8.7527   613.244  $152,491.46   77.8279     73.63     98.75

GOLDMAN
SACHS


                                                           GSAMP 2002-WF 1
                                                      PORTFOLIO SUMMARY REPORT
                                                  PREPARED BY GOLDMAN, SACHS & CO.

------------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                 LOANS      SCHED BALANCE  CURR WAC   AM WAM    ST  WAM 1ST CAP PER CAP
------------------------------------------------------------------------------------------------------------------------------------
0001 ALL LOANS                           3,669    $473,841,259.53     8.777   351.85     340.47   3.000   1.002
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                           3,669    $473,841,259.53
------------------------------------------------------------------------------------------------------------------------------------



Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co.
and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures
Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in
Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman,
Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea.
Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in
Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3
Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

GOLDMAN
SACHS

PROJECT:              GSAMP 2002-WF 1
ALL LOANS             ALL LOANS



 ______________________________________________________________________________________________________________________________
-
| LOANS|     SCHED BALANCE| CURR WAC| ORIG WAM|  AM WAM|   ST  WAM|1ST CAP|PER CAP|LIFE CA| MAXRATE|        MTR|MARGIN|   OLTV|
|------|------------------|---------|---------|--------|----------|-------|-------|-------|--------|-----------|------|-------|
| 3,669|   $473,841,259.53|    8.777|   342.99|  351.85|    340.47|  3.000|  1.002|  6.000|  14.974|      23.00| 6.224|  78.96|
|------|------------------|---------|---------|--------|----------|-------|-------|-------|--------|-----------|------|-------|



(Table Continued)

 _________________________
-                         -
| LOANS|      CLTV|   FICO|
|------|----------|-------|
| 3,669|     78.81|609.978|
|------|----------|-------|


 _______________________________________________________________________________________________________________
-
|CURRENT RATE            |PRINCIPAL BALANCE                  |ORIG TERM                |TERM                   |
|------------------------|-----------------------------------|-------------------------|-----------------------|
| 5.50- 5.99%        0.66| $0 - $25,000                  0.30|121 - 180 MTHS       9.45|121 - 180 MTHS     9.45|
| 6.00- 6.49%        1.06| $25,001 - $50,000             3.10|301 - 360 MTHS      90.55|301 - 360 MTHS    90.55|
| 6.50- 6.99%        7.86| $50,001 - $75,000             8.74|                         |                       |
| 7.00- 7.49%        8.75| $75,001 - $100,000           10.35|                         |                       |
| 7.50- 7.99%       17.11| $100,001 - $125,000          11.68|                         |                       |
| 8.00- 8.49%       10.29| $125,001 - $150,000          10.86|                         |                       |
| 8.50- 8.99%       16.42| $150,001 - $175,000          10.04|                         |                       |
| 9.00- 9.49%        7.74| $175,001 - $200,000          10.23|                         |                       |
| 9.50- 9.99%       10.85| $200,001 - $225,000           7.39|                         |                       |
|10.00-10.49%        4.71| $225,001 - $250,000           5.58|                         |                       |
|10.50-10.99%        6.20| $250,001 - $275,000           4.49|                         |                       |
|11.00-11.49%        2.73| $275,001 - $350,000           9.22|                         |                       |
|11.50-11.99%        3.33| $350,001 - $450,000           6.21|                         |                       |
|12.00-12.49%        0.97| $450,001 - $550,000           1.55|                         |                       |
|12.50-12.99%        1.12| $550,001 - $650,000           0.26|                         |                       |
|13.00-13.49%        0.11|                                   |                         |                       |
|13.50-13.99%        0.09|                                   |                         |                       |
|                        |                                   |                         |                       |
|                        |                                   |                         |                       |
|------------------------|-----------------------------------|-------------------------|-----------------------|


 __________________________________________________________________
-                                                                  -
|CURRENT RATE            |AM WAM                 |DELQ             |
|------------------------|-----------------------|-----------------|
| 5.50- 5.99%        0.66|121 - 180 MTHS     2.85|CURR       100.00|
| 6.00- 6.49%        1.06|181 - 240 MTHS     0.06|                 |
| 6.50- 6.99%        7.86|241 - 300 MTHS     0.06|                 |
| 7.00- 7.49%        8.75|301 - 360 MTHS    97.02|                 |
| 7.50- 7.99%       17.11|                       |                 |
| 8.00- 8.49%       10.29|                       |                 |
| 8.50- 8.99%       16.42|                       |                 |
| 9.00- 9.49%        7.74|                       |                 |
| 9.50- 9.99%       10.85|                       |                 |
|10.00-10.49%        4.71|                       |                 |
|10.50-10.99%        6.20|                       |                 |
|11.00-11.49%        2.73|                       |                 |
|11.50-11.99%        3.33|                       |                 |
|12.00-12.49%        0.97|                       |                 |
|12.50-12.99%        1.12|                       |                 |
|13.00-13.49%        0.11|                       |                 |
|13.50-13.99%        0.09|                       |                 |
|                        |                       |                 |
|                        |                       |                 |
|------------------------|-----------------------|-----------------|


 _______________________________________________________________________________________________________________________________
-                                                                                                                               -
|GEOGRAPHY         |CITY           |PROPERTY TYPE       |OCCUPANCY        |PURPOSE        |ORIG LTV          |CURR LTV          |
|------------------|---------------|--------------------|-----------------|---------------|------------------|------------------|
|CALIFORNIA   24.76|PHOENIX    0.91|SINGLE FAMILY  90.45|PRIMARY     97.81|CASH OUT  48.42| 0.01-50.00   3.07| 0.01-50.00   3.09|
|COLORADO      5.66|CHICAGO    0.75|CONDO           3.98|INVESTMENT   1.48|PURCHASE  40.77| 50.01-60.0   3.30| 50.01-60.0   3.37|
|TEXAS         4.84|SAN JOSE   0.72|PUD             2.48|SECONDARY    0.70|REFINANC  10.81| 60.01-70.0  13.00| 60.01-70.0  12.96|
|MINNESOTA     4.75|SAN DIEG   0.68|MULTIFAMILY     2.13|                 |               | 70.01-75.0  11.73| 70.01-75.0  11.73|
|FLORIDA       4.45|FAIRFIEL   0.65|                0.96|                 |               | 75.01-80.0  29.88| 75.01-80.0  29.83|
|OHIO          4.18|DENVER     0.63|                    |                 |               | 80.01-85.0  14.83| 80.01-85.0  14.87|
|WASHINGTON    2.99|COLUMBUS   0.61|                    |                 |               | 85.01-90.0  16.45| 85.01-90.0  16.45|
|ARIZONA       2.96|LAS VEGA   0.55|                    |                 |               | 90.01-95.0   7.74| 90.01-95.0   7.70|
|MICHIGAN      2.84|LOS ANGE   0.54|                    |                 |               |                  |                  |
|MARYLAND      2.80|FONTANA    0.51|                    |                 |               |                  |                  |
|*MORE*       39.76|*MORE*    93.46|                    |                 |               |                  |                  |
|------------------|---------------|--------------------|-----------------|---------------|------------------|------------------|

 ____________________________________________________________________________________________
-                                                                                            -
|FICO                |PMI                     |DOC                      |YEARS OF PREPAY     |
|--------------------|------------------------|-------------------------|--------------------|
|MISSING         0.84|LTV<80             60.98|FULL DOC            74.99|  0.000         7.43|
|400-519         6.57|LTV>80, HAS MI     38.92|STATED              17.69|  1.000         0.55|
|520-559        14.84|LTV>80, NO MI       0.10|24 MO. BANK STMT.    5.85|  2.000        56.05|
|560-579        11.51|                        |6 MO. BANK STMT      1.47|  3.000        21.50|
|580-619        25.95|                        |                         |  5.000        14.47|
|620-649        16.11|                        |                         |                    |
|650-699        15.00|                        |                         |                    |
|700-749         6.66|                        |                         |                    |
|750-799         2.35|                        |                         |                    |
|800+            0.17|                        |                         |                    |
|                    |                        |                         |                    |
|--------------------|------------------------|-------------------------|--------------------|

 ___________________________________________________________________________________________________________________________
-
|MARGINS          |PER RATE CAP |LIFE ADJ CAP |AMORT                         |LIFE RATE CAP       |MTR
|-----------------|-------------|-------------|------------------------------|--------------------|-------------------------
| MISSING    22.77|   .    22.77|   .    22.77|2YR/6MONTH LIBOR ARM     67.04| MISSING       22.77|MISSING             22.77
| 3.01-4.00   0.52|  1.00  77.10|  6.00  77.23|FIXED 30 YR              13.33|11.01-12.00%    0.22|  4                  0.01
| 4.01-5.00  15.80|  2.00   0.13|             |3YR/6MONTH LIBOR ARM     10.05|12.01-13.00%    4.93|  9                  0.09
| 5.01-6.00  22.98|             |             |15/30 BALLOON             6.59|13.01-14.00%   17.89| 10                  0.04
| 6.01-7.00  18.43|             |             |FIXED 15 YR               2.85|14.01-15.00%   21.24| 13-24              67.04
| 7.01-8.00  11.54|             |             |1 YR CMT ARM              0.13|15.01-16.00%   16.27| 25-36              10.05
| 8.01-9.00   5.76|             |             |                              |16.01-17.00%    9.70|
| 9.01-10.0   2.13|             |             |                              |17.01-18.00%    5.32|
|10.01-11.0   0.07|             |             |                              |18.01-19.00%    1.56|
|                 |             |             |                              |19.01-20.00%    0.10|
|                 |             |             |                              |                    |
|-----------------|-------------|-------------|------------------------------|--------------------|-------------------------




(Table Continued)


 ___________________________________________
-                                           -
|MARGINS          |ARM INDEX                |
|-----------------|-------------------------|
| MISSING    22.77|6 MONTH LIBOR       77.10|
| 3.01-4.00   0.52|                    22.77|
| 4.01-5.00  15.80|1 YR CMT             0.13|
| 5.01-6.00  22.98|                         |
| 6.01-7.00  18.43|                         |
| 7.01-8.00  11.54|                         |
| 8.01-9.00   5.76|                         |
| 9.01-10.0   2.13|                         |
|10.01-11.0   0.07|                         |
|                 |                         |
|                 |                         |
|-----------------|-------------------------|



Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co.
and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures
Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in
Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman,
Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea.
Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in
Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3
Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.